                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 22, 1996




                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                      0-19903                     77-0294597
(State of jurisdiction)       (Commission File No.)           (IRS Employer
                                                            Identification No.)


                              980 University Avenue
                            Los Gatos, CA 95030-2375
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 399-8200


                                       1.

Item 5.           Other Events
- ------------------------------

         On August 22, 1996, Metricom, Inc. issued a press release announcing a private placement of 8% convertible subordinated notes due 2003, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits
- -----------------------------------------------------------------------

(c)      Exhibits.

Exhibit
Number                     Description
- -------                    -----------
99.1                       Press Release, dated August 22, 1996.


                                       2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Metricom, Inc.



Dated:  August 22, 1996                By:  /s/ William D. Swain
                                          -------------------------------------
                                          William D. Swain
                                          Chief Financial Officer and Secretary


                                       3.

                                  EXHIBIT INDEX

Exhibit
Number                     Description
- -------                    -----------
99.1                       Press Release, dated August 22, 1996.


                                       4.